SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant  [x]

[ ]  Filed by a Party other than the  Registrant  Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           COMMUNITY BANKSHARES, INC.

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]   Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           COMMUNITY BANKSHARES, INC.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 29, 1998


TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Community Bankshares, Inc., a South Carolina corporation (the "Company"), will be held at the main office of Orangeburg National Bank, 1820 Columbia Road, N.E., Orangeburg, South Carolina at 3:00 p.m., Orangeburg, South Carolina time, on Monday, June 29, 1998, for the following purposes:

      (1)   To elect four directors to serve three-year terms;

      (2) To ratify the appointment of J. W. Hunt & Company, LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and

      (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only record holders of Common Stock of the Company at the close of business on May 20, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF- ADDRESSED, STAMPED ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE COMPANY AT (803) 535-1060. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND ATTEND THE ANNUAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT, A PROXY MAY BE REVOKED BY THE RECORD OWNER OF SHARES AT ANY TIME BEFORE IT IS EXERCISED.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            William W. Traynham
                                            President

Orangeburg, South Carolina
May 29, 1998

                           Community Bankshares, Inc.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            to be Held June 29, 1998

                -------------------------------------------------


      This Proxy Statement is furnished to shareholders of Community Bankshares, Inc., a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the main office of Orangeburg National Bank, 1820 Columbia Road, N.E., Orangeburg, South Carolina at 3:00 p.m. on June 29, 1998, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Solicitation of proxies may be made in person or by mail, telephone or other electronic means by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about May 29, 1998.

      The Company's principal executive offices are located at 791 Broughton Street, Orangeburg, South Carolina 29115. The Company's telephone number is
(803) 535-1060.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1997, including financial statements was sent to all shareholders on or about April 1, 1998. Such Annual Report to Shareholders does not form any part of the material for solicitation of proxies.

      If you desire another copy of the Annual Report, or if you did not receive one, please call the Company at 803- 535-1060 or write to the Company at Post Office Box 2086, Orangeburg, S.C. 29116, to request a copy.

                               REVOCATION OF PROXY

      Any record shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Community Bankshares, Inc., 791 Broughton Street, Orangeburg, South Carolina 29115, Attention: William W. Traynham, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

                                QUORUM AND VOTING

      The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on May 20, 1998 (the "Record Date"), the Company had issued and outstanding 2,808,493 shares of

Common Stock, which were held of record by approximately 1,253 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

      The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting will not be permitted.

      If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting, including ratification of appointment of J. W. Hunt & Company, LLP as accountants for the fiscal year ending December 31, 1998, will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast opposing the proposal.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" the ratification of the appointment of J. W. Hunt & Company, LLP as accountants for the fiscal year ending December 31, 1998. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              STOCKHOLDER PROPOSALS

      Any shareholder of the Company desiring to present a proposal for action at the 1999 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company no later than January 29, 1999. Only proper proposals that are timely received will be included in the Company's Proxy Statement and Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of May 1, 1998, the number and percentage of outstanding shares beneficially owned and owned by the spouses of the persons named, by (i) each person known by the Company to own more than 5% of the outstanding Common Stock, (ii) each director and director nominee of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.




                                                                                        Number of            % of
                                                                                           Shares           Common
Name (and Address                         Position in the Company                    Beneficially           Stock
of 5% Shareholders)                            and the Banks*                           Owned             Ownership
-------------------                            --------------                        ------------         ---------

E. J. Ayers, Jr.                            Director CBI and ONB                        77,600(1)             2.7%

Alvis J. Bynum                              Director CBI and SNB                        30,258(2)             1.1%

Martha Rose C. Carson                       Director CBI and ONB                           56,400             2.0%

Anna O. Dantzler                            Director CBI and ONB                           85,000             3.0%

J. M. Guthrie                            Director CBI and Chairman                     126,172(3)             4.4%
                                         ONB, Chairman of Executive
                                              Committee of CBI

Phil P. Leventis                           Director CBI and SNB,                        35,195(4)             1.2%
                                              Chairman of SNB

William H. Nock                         Director CBI and SNB, Chief                     47,929(5)             1.7%
                                      Executive Officer and President
                                                   of SNB

Samuel F. Reid, Jr.                         Director CBI and ONB                        41,384(6)             1.4%

Hugo S. Sims, Jr.                          Director CBI and ONB,                       188,000(7)             6.5%
1158 Moore Road                          Chairman, Chief Executive
Orangeburg, S.C. 29118                         Officer of CBI

William W. Traynham                        Director CBI and ONB,                        48,596(8)             1.7%
                                              President of CBI

J. Otto Warren, Jr.                      Director CBI and ONB, Vice                    141,574(9)             4.9%
                                              Chairman of CBI

Michael A. Wolfe                        Director CBI and ONB, Chief                    46,937(10)             1.67%
                                           Executive Officer and
                                              President of ONB

Russell S. Wolfe, II                        Director CBI and ONB                       59,483(11)             2.1%

All executive officers and                                                                984,528            34.3%
directors as a group (13 persons)
------------------------------------

*CBI - the Company; ONB - Orangeburg National Bank; SNB - Sumter National Bank


(1) Includes 1,200 shares owned by Nancy R. Ayers, Mr. Ayers' wife; 2,600 shares owned by an IRA for the benefit of Nancy R. Ayers; and 2,600 shares held by Mr. Ayers in an IRA.
(2) Includes 5,530 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 9,000 shares held by Mr. Bynum as trustee for his grandnephews.
(3)  Includes 453 shares owned by Lou D. Guthrie, Mr. Guthrie's wife.
(4) Includes 2,700 shares held by Ellen L. Leventis, Mr. Leventis' wife; 20,395 shares owned by the Dixie Beverage Co. of Sumter Profit Sharing Plan; and 10,000 shares owned by LPT Enterprises, a limited partnership.
(5) Includes 1,224 shares owned by the Nock Family Trust; 263 shares owned by an IRA for the benefit of Linda H. Nock, Mr. Nock's wife; 38,247 shares held by Alex Brown & Co., for benefit of Mr. Nock; and 8,000 shares subject to currently exercisable qualified stock options.

(6) Includes 13,384 shares held by Mr. Reid as trustee for his minor children; and 16,000 shares owned by Rosa G. Reid, Mr. Reid's wife.
(7) Includes 50,000 shares owned by Virginia B. Sims, Mr. Sims' wife; and 8,000 shares subject to currently exercisable qualified stock options.
(8) Includes 18,560 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 1,836 shares owned jointly with minor children; 20,000 shares subject to currently exercisable nonqualified stock options; and 8,000 shares subject to currently exercisable qualified stock options.
(9)  Includes 41,288 shares owned by Mildred J. Warren, Mr. Warren's wife.
(10) Includes 1,937 shares owned by Joye McGrady Wolfe as custodian for minor children; 20,000 shares subject to currently exercisable nonqualified stock options; and 8,000 shares subject to currently exercisable qualified stock options.
(11) Includes 5,098 shares owned by Mary F. Wolfe, Mr. Wolfe's wife.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide for a Board of Directors consisting of not less than nine nor more than twenty-four directors divided into three classes each serving three-year staggered terms. The number of directors is currently fixed by the Board at thirteen. Four directors have been nominated for re-election by the shareholders at the 1998 Annual Meeting to serve for three-year terms. All directors serve until their successors are elected and qualified to serve. All of the nominees are presently directors of the Company and have served continuously since first becoming directors.

      Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his or her stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT

      The table below sets forth the age, business experience for the past five years, and term in office for each of the directors and executive officers of the Company. Each of the directors of the Company, except Messrs. Bynum, Leventis and Nock, is also a director of Orangeburg National Bank. Messrs. Bynum, Leventis and Nock are also directors of Sumter National Bank.



                                  Director                 Business experience
Name, Address (and age)            Since                during the past 5 years
-----------------------           --------              -----------------------

                                     Nominees for Election to Serve until 2001

Anna O. Dantzler (58)               1994*               Retired since 1989; former customer service
Orangeburg, S.C.                                        representative for Orangeburg National Bank

William H. Nock (52)                1996                President and Chief Executive Officer, Sumter
Sumter, S.C.                                            National Bank since June 1996; Senior Vice President,
                                                        Finance, Carolina First Bank, April, 1995 -July, 1995;
                                                        President and Chief Executive Officer, Aiken County
                                                        National Bank, 1992 - April, 1995

Samuel F. Reid, Jr. (48)            1994*               Attorney, Horger, Barnwell & Reid
Orangeburg, S.C.

William W. Traynham (42)            1992*               President of the Company
Orangeburg, S.C.

                                   Current Directors Whose Terms Expire in 2000
E. J. Ayers, Jr. (65)               1987*               President, C. M. Dukes Oil Co., oil distributor
Orangeburg, S.C.                                        and auto parts supplier; farmer

Alvis J. Bynum (60)                 1996                President, Cities Supply Co., waterwork supplies
Sumter, S.C.                                            distributor

Hugo S. Sims, Jr. (76)              1987*               Chairman of the Board of Directors and Chief
Orangeburg, S.C                                         Executive Officer of the Company

J. Otto Warren, Jr. (70)            1987*               President, Warren and Griffin Lumber Co., Inc.
Orangeburg, S.C.                                        and Home Builder's Supply Co., Inc., builders'
                                                        supply and lumber manufacturer

                                   Current Directors Whose Terms Expire in 1999
Martha Rose C. Carson (62)          1987*               President, Marty Rae, Inc., apparel and
Orangeburg, S.C.                                        furniture retailers

J. M. Guthrie (70)                  1987*               President, Superior Motors, Inc., car dealership; Chairman
Orangeburg, S.C.                                        of the Board of Directors of Orangeburg National Bank
                                                        since March 1998

Phil P. Leventis (51)               1996                President and Chief Executive Officer, Dixie
Sumter, S.C.                                            Beverage Company, wholesale beer distributor; member of
                                                        the South Carolina State Senate; Chairman of the Board of
                                                        Directors of Sumter National Bank since June 1996

Michael A. Wolfe (41)               1992*               President of Orangeburg National Bank since 1992,
Orangeburg, S.C.                                        Chief Executive Officer of Orangeburg National Bank since
                                                        June 1996


Russell S. Wolfe, II (79)           1987*               Secretary, Lenaire F. Wolfe Co., heating and air
Orangeburg, S.C.                                        conditioning; former Chairman of the Board of Directors of
                                                        Orangeburg National Bank

--------------------
* Includes service as Director of Orangeburg National Bank prior to formation of the Company in 1992.

     There are no family relationships among any of the directors and executive officers of the Company.

Meetings of the Board of Directors and Committees

     The Board of Directors of the Company held 13 meetings during 1997. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which he served held during the period for which he served as director with the exception of Martha Rose Carson, who attended 7 of the 13 meetings of the Board of Directors.

     The Company has an Audit Committee consisting of J. Otto Warren, Jr., Martha Rose C. Carson, E. J. Ayers, Jr. (chairman), Alvis J. Bynum, and Samuel
F. Reid, Jr. The Audit Committee oversees the internal and external audit function. It is composed entirely of non-employee directors. The Audit Committee met once in 1997.

     The Company has a Personnel Committee consisting of Hugo S. Sims, Jr., William W. Traynham, J. M. Guthrie, Samuel F. Reid, Jr. (chairman), and Anna O. Dantzler. The Personnel Committee oversees personnel and compensation related matters. The Personnel Committee met once in 1997.

Nomination of Directors

     The Company's Articles of Incorporation provide that no person shall be eligible to be elected a director at a meeting of shareholders unless that person has been nominated by a shareholder entitled to vote at the meeting by giving written notice of such nomination to the Secretary of the Company at least 30 days prior to the date of the meeting.

     The Board of Directors acts as a nominating committee and will consider recommendations by shareholders of persons to be included as management nominees for directors if the following procedures are met. Recommendations shall be in writing and be delivered or mailed to the president of the company not less than 30 days or more than 50 days prior to any meeting of shareholders called for the election of directors. Such recommendations shall contain the following information to the extent known by the shareholder making the recommendation:
(1) the name and address of each proposed nominee; (2) the principal occupation of each proposed nominee; (3) the total number of shares that will be voted for each proposed nominee; (4) the name and residence address of the shareholder making the recommendation; and (5) the number of shares owned by the shareholder making the recommendation.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

     The following table summarizes for the years ended December 31, 1997, 1996 and 1995 the executive compensation paid to the Chairman and Chief Executive Officer of the Company and to executive officers of the Company or its subsidiaries who received compensation greater than $100,000 in 1997.

                           Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation
                                                                                         Awards
                                                                   Annual              Securities
                                                                Compensation           Underlying              All Other
                                                     Year           Salary               Options           Compensation (2)
                                                     ----           ------               -------           ----------------

Hugo S. Sims, Jr.                                    1997         $ 55,587                8,000                 $ 5,003
Chairman and Chief Executive Officer of              1996           40,939                    -                       -
the Company(1)                                       1995           33,939                    -                       -

William W. Traynham                                  1997         $113,632                8,000                 $10,227
President of the Company                             1996          104,014                    -                   9,361
                                                     1995           93,856                    -                   8,447

Michael A. Wolfe                                     1997         $115,410                8,000                 $10,075
President of Orangeburg National Bank                1996          104,583                    -                   9,412
                                                     1995           93,856                    -                   8,447

William H. Nock                                      1997         $101,644                8,000                 $ 3,049
President of Sumter National Bank                    1996           96,154                    -                       -
                                                     1995           37,542                    -                       -


------------------
(1) Mr. Sims was appointed Chief Executive Officer in March 1992. He functions in this capacity on a part time basis. (2) This column sets forth company contributions to the 401(K) plan on behalf of the named executive officers.

     The Company does not have employment contracts with any of its executive officers. The Company does not presently pay bonuses to its executive officers and offers no perquisites to its executive officers that are not available to all employees.

     The following table sets forth information about stock options held at December 31, 1997 by the executive officers listed in the Summary Compensation Table.

       Aggregated Option Exercises in 1997 and 1997 Year End Option Values

                                                                      Number of Securities            Value of Unexercised
                                                                     Underlying Unexercised               In-the-Money
                                Shares Acquired     Value               Options 12/31/97                Options 12/31/97
Name                              on Exercise     Realized       Exercisable    Unexercisable    Exercisable*      Unexercisable
----                            ---------------   --------       -----------    -------------    ------------      -------------
William W. Traynham                    -              -               20,000            8,000        $197,000            $46,000
Michael A. Wolfe                       -              -               20,000            8,000        $197,000            $46,000
Hugo S. Sims                           -              -                    0            8,000              $0            $46,000
William H. Nock                        -              -                    0            8,000              $0            $46,000


*The fair value of the stock has been estimated at $13.75 per share, which was the closing price of the stock on December 31, 1997. The exercise price of the options is $3.90 per share and they expire in 2000.

     The following table sets forth information about stock options granted during 1997 to the executive officers listed in the Summary Compensation Table.


                        Option Grants in Last Fiscal Year

Individual Grants
                              Number of     % of Total
                             Securities      Options                                   Potential Realizable Value at
                             Underlying     Granted to     Exercise                    Assumed Annual Rates of Stock
                               Options      Employees       Price       Expiration    Price Appreciation for 10-Year
        Name                 Granted(1)      in 1997     (per share)       Date               Option Term(2)
----------------------       ----------     ---------    -----------      ------             ---------------
                                                                                            5%                10%
                                                                                           ----              ----
Hugo S. Sims, Jr.               8,000          100%         $8.00        4-21-07          $40,249          $102,000
William W. Traynham             8,000          100%         $8.00        4-21-07          $40,249          $102,000
Michael A. Wolfe                8,000          100%         $8.00        4-21-07          $40,249          $102,000
William H. Nock                 8,000          100%         $8.00        4-21-07          $40,249          $102,000

--------------------

(1) These options were granted on April 21, 1997 and became exercisable on April 21, 1998.
(2) The amounts in these columns are the result of calculations based on the assumption that the market price of the Common Stock will appreciate in value from the date of grant to the end of the one-year option term at rates of 5% and 10% per year. The 5% and 10% annual appreciation assumptions are required by the Securities and Exchange Commission; they are not intended to forecast possible future appreciation, if any, of the Company's stock price.

Director Compensation

     The Company pays directors who are not employees of the Company or its subsidiaries $200 per month for service as directors. In addition, Orangeburg National Bank pays monthly fees of $600 to its non-employee directors. Sumter National Bank did not pay director fees in 1997, but began paying monthly fees of $300 to its directors in January 1998. Director fees paid by the Company in 1997 totalled $21,600 and director fees paid by Orangeburg National Bank in 1997 totalled $50,400.

Employee Benefit Plans

     401(K) Plan

     Effective January 1, 1990, Orangeburg National Bank established a defined contribution plan pursuant to Internal Revenue Code Section 401(k). The Plan was assumed by the Company upon acquisition of Orangeburg National Bank. All employees who have completed 500 hours of service during a six-month period and have attained age 18 will participate as of the January 1 or July 1 closest to the date on which the employee meets the eligibility requirements.

     A participant may elect to make tax deferred contributions up to a maximum of 12% of eligible compensation. The Company will make a matching contribution on behalf of each participant in the amount of 100% of the deferral, not exceeding 3% of the participant's compensation. The Company may also make elective contributions determined at the discretion of the Board of Directors. The Company's contributions for the years ended December 31, 1997 and 1996, were $122,000 and $90,000, respectively.

1997 Employee Stock Option Plan

     At the 1997 Annual Meeting of Shareholders, the shareholders approved the 1997 Employee Stock Option Plan, which reserved 106,000 shares of Common Stock for issuance pursuant to the exercise of options granted pursuant to the plan. Of the 106,000 shares reserved for issuance under the plan, 30,000 shares were reserved for issuance pursuant to exercise of non-qualified stock options and the remainder were reserved for issuance upon the exercise of "incentive stock options" within the meaning of the Internal Revenue Code. Options may be granted pursuant to the plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The plan will terminate on March 16, 2007, and no options will be granted thereunder after that date.

     In April, 1997, 75,800 incentive stock options were granted to employees of the Corporation at the then current market price of $8.00. These options became exercisable in April 1998, and they expire in April 2007.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Orangeburg National Bank has loan and deposit relationships with some of the directors of the Company and Orangeburg National Bank and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term `members of the immediate families' for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 1997, were $2,959,000. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.

     The law firm of Horger, Barnwell and Reid, in which Samuel F. Reid, a director of the Company, is a partner, provided legal services to the Company in 1997, and such firm is continuing to provide legal services to the Company in 1998.

     In 1997, Martha Rose C. Carson, a director of the Company provided interior decorating services to Sumter National Bank and Orangeburg National Bank. The fees for such services totaled $30,609. In the opinion of the Company, these fees were reasonable in relation to the services provided.

     During the year ended December 31, 1997, Orangeburg National Bank had outstanding a loan to Edisto Aquatic, a partnership in which two of the five partners are sons of Hugo S. Sims, Jr., Chairman of the Board and Chief Executive Officer of the Company. The original principal amount of the loan was $349,951 at a floating interest rate equal to prime. The loan was made in June 1990 and was initially unsecured, but was subsequently secured with several pieces of real estate. The loan matured in 1993 and was renewed until October 1996. In January 1995, this loan was placed on nonaccrual status and has been turned over to attorneys for collection. In June 1997 this loan was paid off and all accrued interest was also paid. The balance of the loan at December 31, 1997, was $0. The bank did not incur any loss on this loan.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

     As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and written representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 1997.


                             INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed J. W. Hunt & Company, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 1998, subject to ratification by the shareholders. A representative of J. W. Hunt & Company, LLP is expected to be present at the 1998 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires, and will respond to appropriate questions from shareholders.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB, including financial statements, is available free of charge to each shareholder of record upon written request to William W. Traynham, President, Community Bankshares, Inc., Post Office Box 2086, Orangeburg, South Carolina 29116. Copies of exhibits to the Form 10-KSB will be provided upon written request to Mr. Traynham at a charge of 20(cent) per page.

                                 OTHER BUSINESS

     The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                           By Order of the Board of Directors


                                           William W. Traynham
                                           President
Orangeburg, South Carolina
May 29, 1998

                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - MONDAY, JUNE 29, 1998

     J. Steve Summers and Jerry V. Lewis, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on June 29, 1998, and at any adjournment thereof, as follows:

1.   ELECTION OF   [ ]  FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
     DIRECTORS.         below                           to vote for all nominees
                                                        listed below

                   [ ] WITHHOLD AUTHORITY only on the following nominees:



     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE ABOVE.


NOMINEES: Anna O. Dantzler,  William H. Nock,  Samuel F. Reid,  Jr.,  William W.
          Traynham


2. PROPOSAL TO RATIFY APPOINTMENT OF J. W. HUNT & COMPANY, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

      [ ] FOR               [ ] AGAINST          [ ]  ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:-------------------,  1998             -----------------------------------

                                             -----------------------------------